UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2005

IMAGIS TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada (State or other jurisdiction of incorporation)	000-30090 (Commission File Number)	None (IRS Employer Identification No.)

1630 – 1075 West Georgia Street
Vancouver, British Columbia
Canada V6E 3C9

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (604) 684-2449

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act.

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01

Entry into a Material Definitive Agreement.

At an annual general meeting of shareholders held on June 17, 2005, the Company’s shareholders approved an amendment to the Company’s stock option plan that increased the number of common shares reserved for issuance under such plan to an amount equal to 20% of the Company’s issued and outstanding share capital as of June 17, 2005.  Such amendment remains subject to TSX Venture Exchange approval.  A copy of the Company’s amended stock option plan is attached hereto as Exhibit 10.1 to this report.

Item 7.01

Regulation FD Disclosure.

Attached as Exhibit 99.1 to this report is a press release dated June 22, 2005.  Such exhibit is being furnished pursuant to this Item 7.01, and shall not be deemed filed under the Securities Exchange Act of 1934, as amended.

Item 9.01

Financial Statements and Exhibits.

(c)

Exhibits

10.1

2005 Stock Option Plan

99.1

Press Release dated June 22, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Imagis Technologies Inc.

Date: June 22, 2005

By:

/s/ Wayne Smith

Wayne Smith

Vice President, Finance and Chief Operating

Officer

EXHIBIT INDEX

EXHIBIT NO.

DESCRIPTION

10.1

2005 Stock Option Plan

99.1

Press Release dated June 22, 2005

EXHIBIT 10.1

VISIPHOR CORPORATION (FORMERLY IMAGIS TECHNOLOGIES INC.)
2004 STOCK OPTION PLAN AS AMENDED JUNE 17, 2005
(THE “2005 STOCK OPTION PLAN”)

PART 1
INTERPRETATION

1.01

Definitions.  In this Plan the following words and phrases shall have the following meanings, namely:

(a)

“Accelerated Vesting Event” means the occurrence of any one of:

(i)

a take-over bid as defined in the Securities Act (British Columbia) (the “Securities Act”) is made for Shares or convertible securities which, if successful would result (assuming the conversion, exchange or exercise of the convertible securities, if any, that are the subject of the take-over bid) in any person or persons acting jointly or in concert (as such phrase is defined in the Securities Act) or persons associated or affiliated with such person or persons within the meaning of the Company Act (British Columbia) (the “Company Act”) beneficially, directly or indirectly, owning Shares that would, notwithstanding any agreement to the contrary, entitle the holders thereof for the first time to cast at least 35% of the votes attaching to all Shares in the capital of the Company that may be cast to elect Directors;

(ii)

the acquisition or continuing ownership by any person or persons acting jointly or in concert (as such phrase is defined in the Securities Act), directly or indirectly, of common Shares or of convertible securities, which, when added to all other securities of the Company at the time held by such person or persons, or persons associated or affiliated with such person or persons within the meaning of the Company Act (collectively, the “Acquirors”), and assuming the conversion, exchange or exercise of convertible securities beneficially owned by the Acquirors, results in the Acquirors beneficially owning Shares that would, notwithstanding any agreement to the contrary, entitle the holders thereof for the first time to cast at least 35% of the votes attaching to all Shares in the capital of the Company that may be cast to elect Directors;

(iii)

the sale, lease, exchange or other disposition of all or substantially all of the Company’s assets, or

(iv)

an amalgamation, merger, arrangement or other business combination (a “Business Combination”) involving the Company that results in the securityholders of the parties to the Business Combination other than the Company owning, directly or indirectly, Shares of the continuing entity that entitle the holders thereof to cast at least 75% of the votes attaching to all Shares in the capital of the continuing entity that may be cast to elect Directors.

(b)

“Affiliate” means, a company that is affiliated with another company as described in section 1.02 of this Plan.

(c)

“Associate” means, where used to indicate a relationship with any person:

i.

a partner, other than a limited partner, of that person;

ii.

a trust or estate in which that person has a substantial beneficial interest or for which that person serves as trustee or in a similar capacity;

iii.

a company in respect of which that person beneficially owns or controls, directly or indirectly, voting securities carrying more than 10% of the voting rights attached to all outstanding voting securities of the company; or

iv.

a relative, including the spouse or child, of that person or a relative of that person’s spouse, where the relative has the same home as that person;

and for the purpose of this definition, “spouse” includes an individual who is living with another individual in a marriage-like relationship.

(d)

“Board” means the Board of Directors of the Company.

(e)

“Committee” means a committee of the Board appointed in accordance with this Plan or, if no such committee is appointed, the Board itself.

(f)

“Company” means VISIPHOR CORPORATION

(g)

“Consultant” means, in relation to the Company, a Person or Consultant Company other than an Employee or Director of the Company, that:

i.  is engaged to provide on an ongoing bona fide basis consulting, technical, management or other services to the Company or an Affiliate of the Company,  other than services provided in relation to a distribution of securities;

ii.  provides the services under a written contract between the Company or the Affiliate and the individual or Consultant Company;

iii.  possesses technical, business or management expertise of value to the Company or an Affiliate of the Company;

iv.  in the reasonable opinion of the Company, spends or will spend a significant amount of time and attention on the business and affairs of the Company or an Affiliate of the Company; and

v.  has a relationship with the Company or an Affiliate of the Company that enables the individual to be knowledgeable about the business and affairs of the Company.

(h)

“Consultant Company” means an individual consultant, a Company or partnership of which the individual is an employee, shareholder or partner.

(i)

“Directors” mean directors, senior officers, and Management Company Employees of the Company or its subsidiaries, to whom stock options can be granted in reliance on a Prospectus exemption under applicable Securities Law.

(j)

“Discounted Market Price” means the Market Price less the discount set forth below, subject to a minimum price of $0.10:

Closing Price	Discount
up to $0.50	25%
$0.51 to $2.00	20%
above $2.00	15%

or such other price as is prescribed by the Exchange from time to time at its “Discounted Market Price”.

(k)

“Disinterested Shareholder Approval” means that the proposal must be approved by a majority of the votes cast at the shareholders’ meeting other than votes attaching to securities beneficially owned by Insiders and their Associates to whom Shares may be issued pursuant to this Plan and, for purposes of this Plan, holders of non-voting and subordinate voting securities (if any) will be given full voting rights on a resolution which requires disinterested shareholder approval.

(l)

“Employee” means:

i.

a Person who is considered an employee of the Company or any of its subsidiaries under the Income Tax Act (i.e. for whom deductions (income tax, UIC and CPP) must be made at source);

ii.

a Person who works full-time for the Company or any of its subsidiaries providing services normally provided by an employee and is subject to the same control and direction by the Company or its subsidiary over the detail and methods of work as an employee of the Company or its subsidiary, but for whom income tax deductions are not made at source; or

iii.

a Person who works for the Company or any of its subsidiaries on a continuing and regular basis for a minimum amount of time per week providing services normally provided by an employee and is subject to the same control and direction by the Company or its subsidiary over the details and methods of work as an employee of the Company or its subsidiary, but for whom income tax deductions are not made at source;

and includes Consultants.

(m)

“Exchange” means the TSX Venture Exchange and any other stock exchange on which the Shares are listed for trading.

(n)

“Insider” means:

i.

a director or senior officer of the Company;

ii.

a director or senior officer of a person that is itself an insider or subsidiary of the Company; or

iii.

a person that beneficially owns or controls, directly or indirectly, voting securities carrying more than 10% of the voting rights attached to all outstanding voting securities of the Company; or

iv.

the Company itself if it holds any of its own securities.

(o)

“Management Company Employee” means a Person employed by another Person providing management services to the Company, which are required for the ongoing successful operation of the business enterprise of the Company, but excluding a person engaged in investor relations activities.

(p)

“Market Price”, subject to the exceptions noted below and as prescribed by the Exchange from time to time, means:

(i)

the last closing price of the Company’s Shares before either  the issuance of the news release or the filing with the Exchange of a price reservation form or notice required to fix the exercise price of the Options; or

(ii)

in the case where no news release is issued, the last closing price of the Company’s Shares before the date of grant, provided that a Summary Form of Incentive Stock Options (Form 4K) is filed with the Exchange within two days of the date of grant:

(a)

“Consolidation Exception”  The Market Price is to be adjusted for any  share consolidation or split.  If the notice of the transaction is within 10 days following a consolidation of the Company’s share capital, the minimum price per share will be the greater of the Market Price, adjusted for any share consolidation or split, or $0.10;

(b)

“Material Change Exception”  If the Company announces a material change in the affairs of the Company after providing notice of the transaction and if the Exchange determines that a party to the transaction was probably aware of that pending material change, then the Market Price will be at least equal to the closing price of the Shares on the trading day after the day on which that material change was announced;

(c)

“Price Interference Exception”  If the Exchange determines that the closing price is not a fair reflection of the market for the Shares and the Shares appear to have been high-closed or low-closed, then the Exchange will determine the Market Price to be used;

(d)

“Suspension Exception”  If the Company is suspended from trading or has for any reason not traded for an extended period of time, the Exchange may determine the deemed Market Price to be used, subject to a minimum price of $0.10.

(q)

“Option” means an Option to purchase a share awarded to a Director, Employee or Consultant pursuant to this Plan and “Options” has a corresponding meaning.

(r)

“Optionee” means a Director, Employee or Consultant to whom Options are granted pursuant to this Plan.

(s)

“Officer” means any senior officer of the Company or of any of its subsidiaries as defined in the Act.

(t)

“Person” means a company or an individual.

(u)

“Plan” means this stock option plan as from time to time amended.

(v)

“Shares” means common shares without par value in the capital of the Company.

(w)

“Tier 1 Issuer” or “Tier 2 Issuer” have the meaning prescribed by the Exchange in its Corporate Finance Manual, as amended from time to time.

1.02

Affiliated Corporations.   For the purposes of this Plan, a corporation is an “Affiliate” of another corporation if:

a.

one of them is the subsidiary of the other; or

b.

each of them is controlled by the same corporation or individual.

1.03

Gender.  Throughout this Plan, the singular of any term includes the plural and vice versa, and words importing the masculine gender shall be interpreted as including the female or neutral gender as the context requires.

PART 2
PURPOSE OF PLAN

2.01

Purpose.  The purpose of this Plan is to attract and retain Employees, Officers and Directors and Consultants and to motivate them to advance the interests of the Company by affording them the opportunity to acquire an equity interest in the Company through Options granted under this Plan to purchase Shares.  The Plan is expected to benefit the Company’s shareholders by enabling the Company to attract and retain personnel of the highest calibre by offering to them an opportunity to share in any increase in the value of the Shares to which they have contributed.

PART 3
GRANTING OF OPTIONS

3.01

Administration.  This Plan shall be administered by the Board or, if the Board so elects, by a committee (consisting of not less than two (2) of its members) appointed by the Board.  Any Committee shall administer the Plan on behalf of the Board in accordance with such terms and conditions as the Board may prescribe, consistent with this Plan.  Once appointed, the Committee shall continue to serve until otherwise directed by the Board.  From time to time, the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and either appoint new members in their place or decrease the size of the Committee, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.  A majority of the members of the Committee shall constitute a quorum, and, subject to the limitations in this Part 3, all actions of the Committee shall require the affirmative vote of members who constitute a majority of such quorum.  Members of the Committee may vote on any matters affecting the administration of the Plan or the grant of Options pursuant to the Plan, except that no such member shall act upon the granting of an Option to himself (but any such member may be counted in determining the existence of a quorum at any meeting of the Committee during which action is taken with respect to granting Options to him).

3.02

Committee’s Recommendations.  The Board may accept all or any part of the recommendations of the Committee or may refer all or any part thereof back to the Committee for further consideration and recommendation.  Such recommendations may include, but not be limited to, the following:

a.

resolution of questions arising in respect of the administration, interpretation and application of the Plan;

b.

reconciliation of any inconsistency or defect in the Plan in such manner and to such extent as shall reasonably be deemed necessary or advisable to carry out the purpose of the Plan;

c.

determination of the Employees, Officers, Directors and Consultants (or their wholly-owned corporations) to whom, and when, Options should be granted, as well as the number of Shares subject to each Option;

d.

determination of the terms and conditions of the Option agreement to be entered into with any Optionee, consistent with this Plan; and

e.

determination of the duration and purpose of leaves of absence from employment which may be granted to Optionees without constituting a termination of employment for purposes of the Plan.

3.03

Grant by Resolution.  The Board, on its own initiative or, if a Committee of the Board shall have been appointed for the purpose of administering this Plan, upon the recommendation of such Committee, may by resolution designate those Employees, Officers and  Directors to whom Options should be granted.

3.04

Terms of Options.  The resolution of the Board shall specify the number of Shares that should be placed under Option to each such Optionee, the price per Share to be paid upon exercise of the Options, and the period during which such Options may be exercised and may also stipulate a vesting period or schedule respecting the Options.

3.05

Written Agreements.  Every Option granted under this Plan shall be evidenced by a written agreement between the Company and the Optionee or a written notification by the Company to the Optionee and, where not expressly set out in the agreement, the provisions of such agreement shall conform to and be governed by this Plan.  In the event of any inconsistency between the terms of the agreement or notification and this Plan, the terms of this Plan shall govern.

3.06

Regulatory Approvals.  The Board shall obtain all necessary regulatory approvals, which may be required under applicable securities laws or the rules or policies of the Exchange.  The Board shall also take reasonable steps to ensure that no Options granted under the Plan, or the exercise thereof, shall violate the securities laws of the jurisdiction in which any Optionee resides.

PART 4
CONDITIONS GOVERNING THE GRANTING AND EXERCISING OF OPTIONS

4.01

Exercise Price.  The exercise price of an Option granted under this Plan shall not be less than the Discounted Market Price, provided that:

if Options are granted within 90 days of a distribution by a prospectus, the minimum exercise price of those Options will be the greater of the Discounted Market Price and the per share price paid by the public investors for Shares acquired under the distribution;

the 90 day period begins on the date a final receipt is issued for the prospectus;

for unit offerings, the minimum Option exercise price will be the ‘base’ (or imputed) price of the shares included in the unit; and

for all other financings, the minimum exercise price will be the average price paid by the public investors.

4.02

Expiry Date.  Each Option shall, unless sooner terminated, expire on a date to be determined by the Board which, in the case that the Company is a Tier 2 issuer (as defined in the Exchange’s Policy Manual) will not be later than 5 years from the day the Option is granted, or, if the Company is a Tier 1 issuer (as defined in the Exchange’s Policy Manual) and the Optionee is not a Consultant, not be later than 10 years from the date the Option is granted.

4.03

Different Exercise Periods, Prices and Number.  The Board may, in its absolute discretion, upon granting Options under this Plan, specify different time periods following the dates of granting the Options during which the Optionees may exercise their Options to purchase Shares and may designate different exercise prices and numbers of Shares in respect of which each Optionee may exercise his Option during each respective time period without regard to terms of any other Options granted hereunder either previously or concurrently.

4.04

Limitations on Number of Options granted to Individual Optionees.  The number of Shares reserved for issuance to any one person  pursuant to Options granted under this Plan, together with any Options granted to that person during the previous 12 months, shall not exceed 5% of the issued and outstanding Shares at the time of granting of the Options, provided that the aggregate number of Options granted to each of the following categories of Optionee:

a.

Consultants; and

b.

persons employed in investor relations activities on behalf of the Company;

must not exceed 2% of the outstanding Shares at the time of grant unless the Exchange permits otherwise.

4.05

Death of Optionee.  If an Optionee dies prior to the expiry of his Option, his legal representatives may, by the earlier of:

a.

one year from the date of the Optionee’s death (or such lesser period as may be specified by the Board at the time of granting the Options); and

b.

the expiry date of the Options;

exercise all or any portion of such Options.

4.06

Expiry on Termination or Cessation.  If an Optionee ceases to be a Director, Officer or Employee or Consultant for any reason other than death, such Optionee’s Option shall terminate 30 days after such cessation, or such lesser period as may be specified by the Board at the time of granting the Option, and all rights to purchase Shares under such Option shall cease and expire and be of no further force or effect from and after the date of termination.

4.07

Leave of Absence.  Employment shall be deemed to continue intact during any sick leave or other bona fide leave of absence if the period of such leave does not exceed 90 days or, if longer, for so long as the Optionee’s right to reemployment is guaranteed either by statute or by contract.  If the period of such leave exceeds 90 days and the Optionee’s reemployment is not so guaranteed, then his employment shall be deemed to have terminated on the ninety-first day of such leave.

4.08

Assignment.  No Options granted under this Plan or any right thereunder or in respect thereof shall be transferable or assignable otherwise than by will or pursuant to the laws of succession except that, if permitted by the rules and policies of the Exchange, an Optionee shall have the right to assign any Option granted to him hereunder to a trust or similar legal entity established by such Optionee.

4.09

Notice.  Options shall be exercised only in accordance with the terms and conditions of the agreements under which they are respectively granted and shall be exercisable only by notice in writing to the Company at its principal place of business.

4.10

Payment.  Subject to any vesting requirements described in each individual Option agreement, Options may be exercised in whole or in part at any time prior to their expiry or termination.  Shares purchased by an Optionee on exercise of an Option shall be paid for in full at the time of their purchase (i.e. concurrently with the giving of the requisite notice).

4.11

Share Certificate.  As soon as practicable after due exercise of an Option, the Company shall issue to the Optionee a share certificate evidencing the Shares with respect to which the Option has been exercised.  Until the issuance of such share certificate, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to such Shares, notwithstanding the exercise of the Option.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the share certificate is issued, except as provided in Part 6 hereof.

4.12

Vesting.  Subject to the approval to the contrary by the Exchange, the Options granted to an Optionee under this Plan shall vest, and not otherwise be exercisable, in accordance with the following schedule:

a.

33% on the date such Options are granted under the Plan up to and including the expiry of the first year of the term of the Option;

b.

33% in the second year of the term of the Option; and

c.

34% in the third year of the term of the Option.

At the time an Option is granted, the board of directors of the Company or the committee delegated with the authority to do so, may determine that it is desirable to grant an Option for which the vesting of rights should be other than as provided above, and may fix such vesting period for the Option as it may, in its sole discretion determine to be appropriate.

4.13

Acceleration.  Subject to the written approval of the Exchange, if there occurs an Accelerated Vesting Event, each Option held by an Optionee may be exercised by the Optionee at any time or from time to time on or before the expiry date of the Option provided that with respect to an Option held by an Officer, Employee or Consultant, the Accelerated Vesting Event must have occurred on or before the last day on which the Officer, Employee or Consultant worked for the Company or a subsidiary of the Company.

4.14

Hold Period.  In addition to any resale restrictions under applicable legislation, all  Options granted hereunder and all Shares issued on the exercise of such Options will be subject to a four month Exchange hold period from the date the Options are granted, and the Shares will bear the following legend:

“Without prior written approval of the Exchange and compliance with all  applicable securities legislation, the securities represented by this certificate may not be sold, transferred, hypothecated or otherwise traded on or through the facilities of the TSX Venture Exchange or otherwise in Canada or to or for the benefit of a Canadian resident until [insert date].”

4.15

Forms for Non-Individuals.  Options may be granted only to a Person that is wholly-owned by a Person who is eligible for an Option grant.  Only individuals who are Directors, Officers, Consultants, Employees or Management Company Employees may be granted stock options.  If the Optionee is a corporation or is not otherwise an individual, it must provide the Exchange with a completed Form 4J – Certification and Undertaking Required from a Company Granted an Incentive Stock Option or any amended or replacement form.  The company to be granted the incentive stock option must agree not to effect or permit any transfer of ownership or Option of shares of the company nor to issue further shares of any class in the company to any other individual or entity as long as the incentive stock option remains outstanding, except with the written consent of the Exchange.

4.16

Bona Fide Optionee.  Each individual Option agreement providing for the grant of Options under this Plan to an Employee, Consultant or Management Company Employee will contain a representation by the Company that the Optionee is a bona fide Employee, Consultant or Management Company Employee, as the case may be, of the Company or of a subsidiary of the Company.

PART 5
RESERVE OF SHARES FOR OPTIONS

5.01

Maximum Number of Shares Reserved Under Plan.  The aggregate number of Shares which may be subject to issuance pursuant to Options granted under this Plan shall not exceed 5,889,756 Shares as presently constituted.  Such number of Shares is subject to adjustment in accordance with Part 6 hereof.  In addition, all Options granted outside of this Plan, which are in existence on the effective date of this Plan, shall be counted as if granted under this Plan.  The terms of this Plan shall not otherwise govern such pre-existing Options.

5.02

Sufficient Authorized Shares to be Reserved.  If the constating documents of the Company limit the number of authorized Shares, a sufficient number of Shares shall be reserved by the Board to satisfy the exercise of Options granted under this Plan.  Shares that were the subject of Options that have expired or terminated shall thereupon no longer be in reserve and may once again be subject to an Option granted under this Plan.

5.03

Maximum Number of Shares Reserved for Insiders.  Unless Disinterested Shareholder Approval is obtained, under no circumstances shall this Plan, together with all of the Company’s other previously established or proposed stock options, stock option plans, employee stock purchase plans or any other compensation or incentive mechanisms involving the issuance or potential issuance of Shares, result in or allow at any time:

a.

the number of Shares reserved for issuance pursuant to Options granted to Insiders exceeding 10% of the outstanding Shares at the time of granting the Options;

b.

the issuance to Insiders, within a twelve month period, of a number of Shares exceeding 10% of the outstanding Shares at the time of granting the Options; or

c.

if the Company is or becomes a Tier 1 Issuer, the issuance to any one Insider and such Insider’s Associates, within any twelve month period, of a number of Shares exceeding 5% of the outstanding Shares at the time of granting the Options (the Company being prohibited from exceeding such 5% limit in any twelve month period for so long as the Company is a Tier 2 Issuer); or

d.

any reduction in the exercise price of Options granted to any person who is an  Insider at the time of the proposed reduction.

PART6
ADJUSTMENTS TO SHARE CAPITAL

6.01

Share Consolidation or Subdivision.  In the event that the Shares are at any time subdivided or consolidated, the number of Shares reserved for Option and the price payable for any Shares that are then subject to Option shall be adjusted accordingly.

6.02

Stock Dividend.  In the event that the Shares are at any time changed as a result of the declaration of a stock dividend thereon, the number of Shares reserved for Option and the price payable for any Shares that are then subject to Option may be adjusted by the Board to such extent as they deem proper in their absolute discretion.

6.03

Reorganization.  Subject to any required action by its shareholders, if the Company shall be a party to an reorganization, merger, dissolution or sale or lease of all or substantially all of its assets, whether or not the Company is the surviving entity, the Option shall be adjusted so as to apply to the securities to which the holder of the number of Shares of capital stock of the Company subject to the Option would have been entitled by reason of such reorganization, merger or sale or lease of all or substantially all of its assets, provided however that the Company may satisfy any obligations to an Optionee hereunder by paying to the said Optionee in cash the difference between the exercise price of all unexercised Options granted hereunder and the fair market value of the securities to which the Optionee would be entitled upon exercise of all unexercised Options, regardless of whether all conditions of exercise relating to continuous employment have been satisfied.  Adjustments under this paragraph or any determinations as to the fair market value of any securities shall be made by the Board, or any committee thereof specifically designated by the Board to be responsible therefor, and any reasonable determination made by the said Board or committee thereof shall be binding and conclusive.

6.04

Rights Offering.  If at any time the Company grants to the holders of its capital stock rights to subscribe for and purchase pro rata additional securities of the Company or of any other corporation or entity, there shall be no adjustments made to the number of Shares or other securities subject to the Option in consequence thereof and the said stock option of the Optionee shall remain unaffected.

PART 7
EXCHANGE’S RULES AND POLICIES APPLY

7.01

Exchange’s Rules and Policies Apply.  This Plan and the granting and exercise of any Options hereunder are also subject to such policies as are prescribed by the Exchange and all applicable securities laws, rules and regulations.  In the event of an inconsistency between the provisions of such policies, laws, rules and regulations and of this Plan, the provisions of such policies, laws, rules and regulations, shall govern.

PART 8
AMENDMENT OF PLAN

8.01

Board May Amend.  Subject to Part 5 the Board may, by resolution, amend or terminate this Plan, but no such amendment or termination shall, except with the written consent of the

    Optionees concerned, affect the terms and conditions of Options previously granted under this Plan which have not then been exercised or terminated.

8.02

Exchange Approval.  No material amendment to this Plan shall not become effective until accepted for filing by the Exchange.

PART 9
MISCELLANEOUS PROVISIONS

9.01

Other Plans Not Affected.  This Plan shall not in any way affect the policies or decisions of the Board in relation to the remuneration of Directors, Officers and Employees.

9.02

Effective Date of Plan.  This Plan was adopted by the Board of Directors on November 21, 2003 and amended by shareholder and Board of Director approval on June 17, 2005.  Further amendments to this Plan shall become effective upon the later of the date of acceptance for filing of such amendments to the Plan by the Exchange and the approval of such amendments to this Plan by the shareholders of the Company (i.e. by the holders of a majority of the Company’s securities present or represented, and entitled to vote at a meeting of shareholders duly held) including, if applicable, Disinterested Shareholder Approval.  However, Options may be granted under this Plan prior to the receipt of approval of the Exchange or the shareholders.  Any Option granted before regulatory or shareholder approval is obtained, may not be exercised until both are obtained.

9.03

Use of Proceeds.  Proceeds from the sale of Shares pursuant to the Options granted and exercised under the Plan shall constitute general funds of the Company and shall be used for general corporate purposes, provided always that the Company shall not use Options under this Plan primarily as a means of financing without the disclosure documents and hold periods that would normally apply to a financing.

9.04

Headings.  The headings used in this Plan are for convenience of reference only and shall not in any way affect or be used in interpreting any of the provisions of this Plan.

9.05

No Obligation to Exercise.  Optionees shall be under no obligation to exercise Options granted under this Plan.

EXHIBIT 99.1

NEWS RELEASE: FOR IMMEDIATE DISTRIBUTION

IMAGIS TO CHANGE COMPANY NAME, APPOINTS DISTINGUISHED BOARD MEMBER & NEW VP SALES

VANCOUVER, CANADA, June 22, 2005 -- Imagis Technologies Inc. (“Imagis”) (OTCBB: IMTIF; TSX-V: WSI; DE: IGYA) announced today that pursuant to shareholder approval received at the company’s annual general meeting on June 17, 2005, the company intends to change its name to “Visiphor Corporation” and to continue the company under the Canada Business Corporations Act. The name change remains subject to regulatory approval by the Canadian Registrar of Companies and the TSX Venture Exchange. The company’s shares will continue to trade under existing stock symbols until the legal name change has been completed. The new name is derived from the term “visual metaphor” which describes how the company’s advanced integration solutions utilize visual symbology to reduce the complexity involved in connecting disparate data and systems.

The company is also pleased to announce the appointment of Mr. Norman Inkster, founder and President of the Inkster Group, to the Board of Directors. Mr. Inkster’s distinguished career includes roles as Commissioner of the Royal Canadian Mounted Police from 1987 to 1994, President of Interpol from 1992 to 1994, and Special Advisor to the Auditor General of Canada. Following the events of September 11, 2001 the Government of Ontario appointed Mr. Inkster as Special Advisor on matters of security. An Officer of the Order of Canada, he is also a Member of the Canadian and International Associations of the Chiefs of Police. His professional background in law enforcement and managerial expertise is a welcome addition to the Board.

Due to a demanding schedule of other business interests, Mr.  did not stand for re-election to the Board at the recent annual general meeting. The company wishes to express its thanks to Mr. Khoja for his past service and guidance, and wishes him well in his future endeavors.

The company is also pleased to announce that Mr. Dan Vermeire is joining our team as Vice President, Sales. Mr. Vermeire has more than 25 years of experience in software engineering, systems development, sales and marketing. During a highly successful tenure at Architel Systems Corporation, he was an integral part of the company’s growth in annual revenue from under $100K to over $70M, having closed more than C$34M of business in a single year. He also led Architel’s marketing growth-strategy until Nortel Networks eventually acquired the company. Mr. Vermeire holds a BSc. Business degree from the University of Kansas and lives in the Dallas, TX area with his wife and two children. Mr. Al Kassam, Imagis Director and former Vice President, Sales, has been appointed Vice President, Professional Services.

“More exciting changes as our company continues its turnaround,” said Roy Trivett, President and CEO. “Our new Visiphor brand more accurately reflects the nature of what we do for data integration and information sharing networks, and I’m very pleased that Norman Inkster and Dan Vermeire are joining our company to assist us in delivering new opportunities and revenue growth.

Oliver “Buck” Revell, Chairman of the Board of Directors stated, “I am delighted to have my old friend and professional colleague, Norm Inkster, join our Board. We worked together very closely while he was with the RCMP and I was his counterpart with the FBI. Norm brings exceptional experience and professional knowledge to the organization. I am also pleased to welcome fellow Texan, Dan Vermeire, who has a terrific business skill set and will represent us very well in the American, Canadian, and international markets.”

About Imagis Technologies Inc.

Based in Vancouver, British Columbia, Imagis specializes in developing and marketing software products that enable integrated access to applications and databases. The company also develops solutions that automate law enforcement procedures and evidence handling. These solutions often incorporate Imagis’ proprietary facial recognition algorithms and tools. Using industry standard “Web Services”, Imagis delivers a secure and economical approach to true, real-time application interoperability. The corresponding product suite is referred to as the Briyante Integration Environment (BIE).

Numerous production deployments of BIE have demonstrated remarkable reductions in the time, complexity, and risk associated with defining, implementing, and supporting integrated access to physically and technologically disparate computers. The broad ranging applicability of BIE into a variety of areas (e.g., health care, financial services, government services, telecommunications, etc.) has been clearly demonstrated by recent, highly-successful deployments in the United States and Canada. Imagis booking and facial recognition systems are deployed in Canada, the United Kingdom, United States, Mexico and the Far East.

Imagis is a Microsoft Certified Partner.

For information about Imagis or the company’s products and services, please refer to www.imagistechnologies.com and www.visiphor.com

ON BEHALF OF THE BOARD OF DIRECTORS

“Roy Trivett”

President and CEO, Imagis Technologies Inc.

Media Inquiries:

Eric Westra - Manager, Marketing & Communications

Imagis Technologies Inc.

Phone: +1-604-684-2449 Ext. 226

E-mail: eric.westra@imagistechnologies.com

Investor Inquiries:

Rick Peterson – VP Capital Markets

Imagis Technologies Inc.

Phone: +1-604-684-2449 Ext. 223

E-mail: rick.peterson@imagistechnologies.com

The TSX Venture Exchange has not reviewed and does not accept responsibility for the adequacy or accuracy of this news release.

Forward Looking Statements: This press release may contain statements that constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended.  Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements, to differ materially from the anticipated results, performance or achievements expressed or implied by such forward-looking statements.  Factors that could cause actual results to differ materially from anticipated results include the risks and uncertainties described in Imagis Technologies Inc.’s Form 10-KSB filed with the United States Securities and Exchange Commission.  We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.